Exhibit 99.1

Contact:	Dennis Story	Beverly McDonald
	Chief Financial Officer	Senior Director, Corporate Marketing
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6528
	dstory@manh.com	bmcdonald@manh.com

Manhattan Associates Reports Record Third Quarter 2016 Performance

Company raises full-year EPS guidance

ATLANTA – October 18, 2016 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record Q3 GAAP diluted earnings per share for the third quarter ended September 30, 2016, of $0.47 compared to $0.38 in Q3 2015, on record Q3 license revenue of $21.6 million and record Q3 total revenue of $152.2 million. Non-GAAP adjusted diluted earnings per share for Q3 2016 was a record $0.50 compared to $0.42 in Q3 2015.

“We delivered another good quarter of financial performance growing our business with solid customer activity and competitive win rates,” said Eddie Capel, Manhattan Associates President and CEO. “We remain focused on serving our customers and investing in omni-channel, retail store and distribution management innovation to extend our market leadership. Demand for our solutions continues to be solid and we are making excellent progress with our innovation road map. Our outlook for the balance of 2016 and beyond is quite positive.”

THIRD QUARTER 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share was $0.47 in Q3 2016, compared to $0.38 in Q3 2015.
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.50 in Q3 2016, compared to $0.42 in Q3 2015.
•	Consolidated total revenue was $152.2 million in Q3 2016, compared to $142.3 million in Q3 2015. License revenue was $21.6 million in Q3 2016, compared to $19.1 million in Q3 2015.

•	GAAP operating income was $53.6 million in Q3 2016, compared to $43.7 million in Q3 2015.
•	Adjusted operating income, a non-GAAP measure, was $57.2 million in Q3 2016, compared to $49.1 million in Q3 2015.
•	Cash flow from operations was $42.0 million in Q3 2016, compared to $41.3 million in Q3 2015. Days Sales Outstanding was 60 days at September 30, 2016, compared to 55 days at June 30, 2016.
•	Cash and investments totaled $110.8 million at September 30, 2016, compared to $95.2 million at June 30, 2016.
•

During the three months ended September 30, 2016, the Company repurchased 420,412 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $25.0 million. In October 2016, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

NINE MONTH 2016 FINANCIAL SUMMARY:

•	GAAP diluted earnings per share for the nine months ended September 30, 2016, was a record $1.30, compared to $1.04 for the nine months ended September 30, 2015.
•	Adjusted diluted earnings per share, a non-GAAP measure, was a record $1.41 for the nine months ended September 30, 2016, compared to $1.14 for the nine months ended September 30, 2015.
•

Consolidated revenue for the nine months ended September 30, 2016, was a record $457.0 million, compared to $414.9 million for the nine months ended September 30, 2015. License revenue was a record $62.9 million for the nine months ended September 30, 2016, compared to $58.2 million for the nine months ended September 30, 2015.

•	GAAP operating income was a record $149.0 million for the nine months ended September 30, 2016, compared to $121.9 million for the nine months ended September 30, 2015.
•	Adjusted operating income, a non-GAAP measure, was a record $161.0 million for the nine months ended September 30, 2016, compared to $133.3 million for the nine months ended September 30, 2015.
•	Cash flow from operations was a record $101.5 million in the nine months ended September 30, 2016, compared to $84.0 million in the nine months ended September 30, 2015.
•

During the nine months ended September 30, 2016, the Company repurchased 1,864,018 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $108.5 million.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on five new contracts during Q3 2016.
•	Completed software license wins with new customers such as: Arhaus, Brightstar, Custom Goods, Euromaster Tires, LTI Trucking, 1912, Raia Drogasil, Saint-Gobain and SDR Distribution Services.
•

Expanded relationships with existing customers such as: Allen Edmonds, Asda, Bally Technologies, Conair, Costa del Mar, Five Below, Floor & Decor, Gerber Childrenswear, Hy-Vee, J.Crew, L Brands, Langham Logistics, LS Distribution North America, National DCP, O’Key, Össur, Ozburn-Hessey Logistics, Padini, Perfect 10, Precision Planting, Rhee Brothers, Samson Opt, Purcotton, Simplehuman, Southern Glazer’s Wine & Spirits, Stella & Dot, Super Retail Group, The Travis Association for the Blind, Thermwell Products, TwinMed, Uline, Uni-Select, UPS Supply Chain, VF Services and West Coast Distribution.

•

2016 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2016:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Following publication of this earnings release, any expectations with respect to future financial performance contained in this release, including the guidance above, should be considered historical only, and Manhattan Associates disclaims any obligation to update them.

CONFERENCE CALL

The Company’s conference call regarding its third quarter financial results will be held today, October 18, 2016, at 4:30 p.m. Eastern Daylight Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 81439460 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ fourth quarter 2016 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s historical and projected operating results. These measures are not in accordance with – or alternatives to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company believes its peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the quarter and nine months ended September 30, 2016.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2016 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended June 30, 2016. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Software license	$21,633	$19,130	$62,871	$58,202
Services	119,267	112,549	355,363	321,096
Hardware and other	11,313	10,625	38,731	35,638
Total revenue	152,213	142,304	456,965	414,936
Costs and expenses:
Cost of license	2,966	2,305	8,401	7,348
Cost of services	49,436	46,682	149,733	137,930
Cost of hardware and other	9,276	9,109	30,874	29,819
Research and development	13,389	13,589	41,553	40,402
Sales and marketing	10,003	10,904	34,606	34,640
General and administrative	11,225	14,058	36,041	37,223
Depreciation and amortization	2,334	1,977	6,806	5,656
Total costs and expenses	98,629	98,624	308,014	293,018
Operating income	53,584	43,680	148,951	121,918
Other income, net	210	604	1,384	1,225
Income before income taxes	53,794	44,284	150,335	123,143
Income tax provision	20,298	16,387	56,018	46,038
Net income	$33,496	$27,897	$94,317	$77,105

Basic earnings per share	$0.47	$0.38	$1.31	$1.05
Diluted earnings per share	$0.47	$0.38	$1.30	$1.04

Weighted average number of shares:
Basic	71,403	73,259	71,981	73,616
Diluted	71,743	73,761	72,340	74,162

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Operating income	$53,584	$43,680	$148,951	$121,918
Equity-based compensation (a)	3,541	5,348	11,724	11,087
Purchase amortization (b)	107	113	322	325
Adjusted operating income (Non-GAAP)	$57,232	$49,141	$160,997	$133,330

Income tax provision	$20,298	$16,387	$56,018	$46,038
Equity-based compensation (a)	1,310	2,011	4,338	4,169
Purchase amortization (b)	40	42	119	122
Adjusted income tax provision (Non-GAAP)	$21,648	$18,440	$60,475	$50,329

Net income	$33,496	$27,897	$94,317	$77,105
Equity-based compensation (a)	2,231	3,337	7,386	6,918
Purchase amortization (b)	67	71	203	203
Adjusted net income (Non-GAAP)	$35,794	$31,305	$101,906	$84,226

Diluted EPS	$0.47	$0.38	$1.30	$1.04
Equity-based compensation (a)	0.03	0.05	0.10	0.09
Purchase amortization (b)	-	-	-	-
Adjusted diluted EPS (Non-GAAP)	$0.50	$0.42	$1.41	$1.14

Fully diluted shares	71,743	73,761	72,340	74,162

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three and nine months ended September 30, 2016 and 2015:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Cost of services	$828	$504	$2,975	$2,024
Research and development	548	575	1,922	1,503
Sales and marketing	558	847	1,838	1,727
General and administrative	1,607	3,422	4,989	5,833
Total equity-based compensation	$3,541	$5,348	$11,724	$11,087

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2016	December 31, 2015
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$110,831	$118,416
Short-term investments	-	10,344
Accounts receivable, net of allowance of $4,208 and $7,031, respectively	98,895	97,379
Prepaid expenses and other current assets	12,513	10,772
Total current assets	222,239	236,911

Property and equipment, net	19,995	21,176
Goodwill, net	62,237	62,233
Deferred income taxes	4,922	4,648
Other assets	6,688	7,275
Total assets	$316,081	$332,243

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,548	$11,219
Accrued compensation and benefits	18,237	29,284
Accrued and other liabilities	12,611	13,853
Deferred revenue	69,067	68,757
Income taxes payable	9,813	4,072
Total current liabilities	119,276	127,185

Other non-current liabilities	9,771	9,566

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2016 and 2015	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 71,189,036 and 72,766,383 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	712	728
Retained earnings	200,343	207,070
Accumulated other comprehensive loss	(14,021)	(12,306)
Total shareholders' equity	187,034	195,492
Total liabilities and shareholders' equity	$316,081	$332,243

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2016	2015
	(unaudited)	(unaudited)
Operating activities:
Net income	$ 94,317	$ 77,105
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,806	5,656
Equity-based compensation	11,724	11,087
Loss (Gain) on disposal of equipment	19	(38)
Tax benefit of stock awards exercised/vested	5,166	8,435
Excess tax benefits from equity-based compensation	(5,170)	(8,413)
Deferred income taxes	(259)	712
Unrealized foreign currency (gain) loss	(363)	86
Changes in operating assets and liabilities:
Accounts receivable, net	(1,850)	(6,609)
Other assets	(1,555)	(1,592)
Accounts payable, accrued and other liabilities	(14,033)	(8,444)
Income taxes	6,063	(602)
Deferred revenue	633	6,651
Net cash provided by operating activities	101,498	84,034

Investing activities:
Purchase of property and equipment	(5,465)	(9,619)
Net maturities (purchases) of investments	10,201	(1,825)
Net cash provided by (used in) investing activities	4,736	(11,444)

Financing activities:
Purchase of common stock	(117,968)	(86,839)
Proceeds from issuance of common stock from options exercised	18	568
Excess tax benefits from equity-based compensation	5,170	8,413
Net cash used in financing activities	(112,780)	(77,858)

Foreign currency impact on cash	(1,039)	(1,411)

Net change in cash and cash equivalents	(7,585)	(6,679)
Cash and cash equivalents at beginning of period	118,416	115,708
Cash and cash equivalents at end of period	$ 110,831	$ 109,029

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.31	$0.35	$0.38	$0.36	$1.40	$0.38	$0.46	$0.47	$1.30
Adjustments to GAAP:
Equity-based compensation	0.03	0.02	0.05	0.03	0.12	0.04	0.03	0.03	0.10
Purchase amortization	-	-	-	-	-	-	-	-	-
Adjusted Diluted EPS	$0.34	$0.37	$0.42	$0.39	$1.52	$0.42	$0.49	$0.50	$1.41
Fully Diluted Shares	74,607	74,126	73,761	73,555	74,038	73,020	72,228	71,743	72,340
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$109,959	$117,154	$120,118	$117,245	$464,476	$128,807	$131,018	$130,099	$389,924
EMEA	18,305	17,175	16,829	17,767	70,076	15,686	18,185	15,078	48,949
APAC	5,259	4,780	5,357	6,423	21,819	5,367	5,689	7,036	18,092
	$133,523	$139,109	$142,304	$141,435	$556,371	$149,860	$154,892	$152,213	$456,965

GAAP Operating Income:
Americas	$30,182	$36,214	$36,407	$31,020	$133,823	$37,454	$44,126	$46,213	$127,793
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	4,822	16,115
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,549	5,043
	$36,864	$41,374	$43,680	$39,528	$161,446	$43,099	$52,268	$53,584	$148,951

Adjustments (pre-tax):
Americas:
Equity-based compensation	$3,078	$2,661	$5,348	$3,441	$14,528	$4,688	$3,495	$3,541	$11,724
Purchase amortization	106	106	113	107	432	107	108	107	322
	$3,184	$2,767	$5,461	$3,548	$14,960	$4,795	$3,603	$3,648	$12,046

Adjusted non-GAAP Operating Income:
Americas	$33,366	$38,981	$41,868	$34,568	$148,783	$42,249	$47,729	$49,861	$139,839
EMEA	5,522	4,516	5,909	6,363	22,310	4,439	6,854	4,822	16,115
APAC	1,160	644	1,364	2,145	5,313	1,206	1,288	2,549	5,043
	$40,048	$44,141	$49,141	$43,076	$176,406	$47,894	$55,871	$57,232	$160,997

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Professional services	$72,659	$76,548	$80,994	$74,423	$304,624	$84,506	$86,992	$84,843	$256,341
Customer support and software enhancements	28,544	30,796	31,555	32,559	123,454	31,757	32,841	34,424	99,022
Total services revenue	$101,203	$107,344	$112,549	$106,982	$428,078	$116,263	$119,833	$119,267	$355,363
4.	Hardware and other revenue includes the following items (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Hardware revenue	$7,730	$7,080	$5,462	$9,243	$29,515	$8,761	$9,554	$6,543	$24,858
Billed travel	5,276	4,927	5,163	4,797	20,163	4,229	4,874	4,770	13,873
Total hardware and other revenue	$13,006	$12,007	$10,625	$14,040	$49,678	$12,990	$14,428	$11,313	$38,731
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$(3,426)	$(3,599)	$(3,421)	$(2,263)	$(12,709)	$(810)	$(474)	$(784)	$(2,068)
Costs and expenses	(2,546)	(3,201)	(2,820)	(2,058)	(10,625)	(1,292)	(702)	(782)	(2,776)
Operating income	(880)	(398)	(601)	(205)	(2,084)	482	228	(2)	708
Foreign currency (losses) gains in other income	(86)	(4)	213	(199)	(76)	165	331	(72)	424
	$(966)	$(402)	$(388)	$(404)	$(2,160)	$647	$559	$(74)	$1,132

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$72	$468	$571	$492	$1,603	$682	$459	$259	$1,400
Foreign currency gains (losses) in other income	45	182	423	2	652	(109)	212	(44)	59
Total impact of changes in the Indian Rupee	$117	$650	$994	$494	$2,255	$573	$671	$215	$1,459

6.	Other income (loss) includes the following components (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$324	$335	$336	$336	$1,331	$335	$329	$281	$945
Foreign currency (losses) gains	(86)	(4)	213	(199)	(76)	165	331	(72)	424
Other non-operating income (expense)	24	28	55	33	140	20	(6)	1	15
Total other income (loss)	$262	$359	$604	$170	$1,395	$520	$654	$210	$1,384

7.Capital expenditures are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$3,098	$2,671	$3,850	$1,873	$11,492	$1,906	$2,201	$1,358	$5,465
8.	Stock Repurchase Activity (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly-announced buy-back program	524	458	399	340	1,721	892	552	420	1,864
Shares withheld for taxes due upon vesting of restricted stock	212	2	9	3	226	163	-	3	166
Total shares purchased	736	460	408	343	1,947	1,055	552	423	2,030
Total cash paid for shares purchased under publicly-announced buy-back program	$26,306	$25,214	$25,001	$25,078	$101,599	$48,499	$34,995	$24,998	$108,492
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	9,727	83	508	221	10,539	9,292	26	158	9,476
Total cash paid for shares repurchased	$36,033	$25,297	$25,509	$25,299	$112,138	$57,791	$35,021	$25,156	$117,968